Accounting Changes (Notes)	12 Months Ended
Dec. 31, 2018
Disclosure of changes in accounting policies, accounting estimates and errors [Abstract]
Accounting Changes	Accounting Changes
A. Current Accounting Changes

I. IFRS 16 Leases
The Corporation adopted IFRS 16 with an initial adoption date of Jan. 1, 2019. IFRS 16 sets out the principles for the recognition, measurement, presentation and disclosure of leases. The standard provides a single lessee accounting model, requiring lessees to recognize a right of use asset and liabilities for all in-scope leases. Under IFRS 16, a contract contains a lease when the customer obtains the right to control the use of an identified asset for a period of time in exchange for consideration. Previously, the Corporation determined at contract inception whether an arrangement is or contains a lease under IAS 17 Leases ("IAS 17") or International Financial Reporting Interpretations Committee Interpretation 4 Determining Whether an Arrangement Contains a Lease.

The Corporation elected to adopt IFRS 16 using the modified retrospective approach on transition. The Corporation applied the definition of a lease and related guidance set out in IFRS 16 to all lease contracts in existence at Dec. 31, 2018. All relevant contractual arrangements outstanding at that date were reviewed to assess if the contract meets the new definition of a lease.Comparative information has not been restated and is reported under IAS 17. Refer to Note 2(Q)(II) for details on the accounting policy in prior years.

The Corporation recognized the cumulative impact of the initial application of the standard of $3 million in deficit as at Jan. 1, 2019. In applying IFRS 16 for the first time, the Corporation used the following practical expedients permitted by the standard:
▪Exemption to not recognize right of use assets and lease liabilities for short-term leases that have a remaining lease term of less than 12 months as at Jan. 1, 2019, and for low value leases;
▪Excluded initial direct costs from the measurement of the right of use asset at the date of initial application;
▪Used hindsight to determine the lease term where the contract contained options to extend or terminate the lease;
▪Adjusted the right of use assets by the amount relating to onerous contract provisions as defined under IAS 37 Provisions, contingent liabilities and contingent assets ("IAS 37") immediately before the date of initial application; and
▪Measured the right of use asset at an amount equal to the lease liability, adjusted by the amount of any prepaid or accrued lease payments related to that lease that was recognized in the statement of financial position immediately before the date of initial application.

Impact on the Financial Statements
Lessee
The Corporation recognized the cumulative impact of the initial application of the standard by recording a right of use asset based on the corresponding lease liability measured at the present value of the remaining lease payments discounted using the Corporation's incremental borrowing rate (or the rate implicit in the lease) applied to the lease liabilities at Jan. 1, 2019. The weighted average incremental borrowing rate applied to the lease liabilities on Jan. 1, 2019, was 5.71 per cent.

The following table reconciles the Corporation's operating lease commitments at Dec. 31, 2018, as previously disclosed in the Corporation’s 2018 annual consolidated financial statements, to the lease obligations recognized on initial application of IFRS 16 and included in credit facilities, long-term debt and lease obligations on the Consolidated Statements of Financial Position as at Jan. 1, 2019:

Non-cancellable operating lease commitments disclosed at Dec. 31, 2018	80
Less: Exemption for low-value leases	(1)
Add: Extension and termination options reasonably certain to be exercised	4
Undiscounted lease liability	83
Discounted using the incremental borrowing rate at Jan. 1, 2019	(31)
New lease liabilities recognized as at Jan. 1, 2019	52
Add: 2018 finance lease obligations	63
Less: 2018 finance lease obligations that do not meet the IFRS 16 definition of a lease	(32)
Lease liabilities as at Jan. 1, 2019	83
The associated right of use assets were measured at an amount equal to the lease liability, adjusted by the amount of any prepaid or accrued lease payments, onerous contract provisions and lease inducements. On Jan. 1, 2019, the Corporation recognized right of use assets of $85 million, including $38 million that was previously included in PP&E, intangible assets and other assets.

Applying the IFRS 16 definition of a lease to a contractual arrangement that was accounted for as a finance lease under IAS 17 but is no longer considered a lease under IFRS 16 resulted in the derecognition of a finance lease asset of $29 million and a finance lease liability of $32 million with the net impact of $3 million recorded in deficit.

Lessor
Several of the Corporation's long-term contracts at certain wind, hydro and solar facilities are no longer considered to be operating leases under IFRS 16. Revenues earned on these contracts are now accounted for applying IFRS 15 Revenue from Contracts with Customers. No significant change in the pattern of revenue recognition arose. The Corporation continues to account for its subleases as operating leases.

For further details on the lease policy under IFRS 16, refer to Note 2(Q)(I) and to Note 18 for a summary of the Corporation's leases.

II.  IFRS 3 Business Combinations

Effective Oct. 1, 2019, the Corporation early-adopted amendments to IFRS 3 Business Combinations ("IFRS 3 amendments"), in advance of its mandatory effective date of Jan. 1, 2020. The Corporation adopted the IFRS 3 amendments prospectively and therefore the comparative information presented for 2018 has not been restated. The IFRS 3 amendments are intended to assist entities to determine whether a transaction should be accounted for as a business combination or as an asset acquisition. Specifically, these amendments:
▪Clarify the minimum requirements for a business, whereby at minimum, an input and a substantive process that together significantly contribute to the ability to create output must be present;
▪Remove the assessment of whether market participants are capable of replacing any missing elements so that the assessment is based on what has been acquired in its current state and condition, rather than on whether market participants are capable of replacing any missing elements, for example, by integrating the acquired activities and assets;
▪Add guidance to help entities assess whether an acquired process is substantive, which requires more persuasive evidence when there are no outputs, because the existence of outputs provides some evidence that the acquired set of activities and assets is a business;
▪Narrow the definition of outputs to focus on goods or services provided to customers, investment income or other income from ordinary activities; and
▪Introduce an optional fair value concentration test that can be applied on a transaction-by-transaction basis to permit a simplified assessment of whether an acquired set of activities and assets are not a business. The concentration test is met if substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or group of similar identifiable assets.

The Corporation elected to apply the optional fair value concentration test to its acquisition of the remaining 50 per cent interest in Keephills 3 (refer to Note 4(D) for further details). There are no other impacts to the asset acquisitions that were completed during the year ended Dec. 31, 2019.

III. IFRIC 23 - Uncertainty over Income Tax Treatments
The Corporation adopted IFRIC 23 Uncertainty over Income Tax Treatments on its effective date of Jan. 1, 2019 and applied it retrospectively. No cumulative effect of initially applying the guidance arose. The Interpretation clarifies the application of recognition and measurement requirements in IAS 12 Income Taxes when there is uncertainty over income tax treatments and provides guidance on: considering uncertain tax treatments separately or together; examination by tax authorities; the appropriate method to reflect uncertainty; and accounting for changes in facts and circumstances.

IV. Change in Estimates
Canadian Coal
During the third quarter of 2019, the Corporation adjusted the useful lives of certain coal assets, effective Sept. 1, 2019, to reflect the changes announced related to the Clean Energy Investment Plan (see Note 4(A) for further details). As a result, assets used only for coal-burning operations were adjusted to shorten their useful lives whereas other asset lives were extended as they were identified as being used after the coal-to-gas or combined cycle conversions. Due to the impact of shortening the lives of the coal assets, overall depreciation expense for the year ended Dec. 31, 2019 increased by approximately $16 million.
In 2018, as a result of the Off-Coal Agreement (“OCA”) with the Government of Alberta described in Note 9(A), the Corporation adjusted the useful lives of some of its mine assets to align with the Corporation's coal-to-gas conversion plans. In addition, on Jan. 1, 2017, the useful lives of the PP&E and amortizable intangibles associated with some of the Corporation’s Alberta coal assets were reduced to 2030. As a result, depreciation expense and intangibles amortization for the year ended Dec. 31, 2018, increased by approximately $38 million (2017 - $58 million). The useful lives may be revised or extended in compliance with the Corporation’s accounting policies, dependent upon future operating decisions and events, such as coal-to-gas conversions.

Due to the Corporation’s decision to retire Sundance Unit 1 effective Jan. 1, 2018 (refer to Note 7 for further details), the useful lives of the Sundance Unit 1 PP&E and amortizable intangibles were reduced in the second quarter of 2017 by two years to Dec. 31, 2019. As a result, depreciation expense and intangibles amortization for the year ended Dec. 31, 2017, increased by approximately $26 million.

Since Sundance Unit 1 was shut down two years early, the Canadian Minister of Environment & Climate Change agreed to extend the useful life of Sundance Unit 2 from 2019 to 2021. As such, during the third quarter of 2017, the Corporation extended the useful life of Sundance Unit 2 to 2021. As a result, depreciation expense and intangibles amortization for the year ended Dec. 31, 2017 decreased in total by approximately $4 million. However, in the third quarter of 2018, the Corporation retired Sundance Unit 2 and recorded an impairment charge for the remaining net book value of the asset (refer to Note 7 for further details).

Wind and Solar
During the third quarter of 2019, the allocation of the costs recognized for the components of the Wind and Solar PP&E and the useful lives for these identified components were reviewed. As a result of the review, additional components were identified for parts where the useful lives are shorter than the original estimate. The useful life of each of these components was reduced from 30 years to either 15 years or 10 years. Accordingly, depreciation expense for the year ended Dec. 31, 2019 increased by approximately $11 million.

Sheerness
During the second quarter of 2019, the Corporation adjusted the useful life of its Sheerness coal-fired plant assets to align with the dual-fuel conversion plans. As a result, the assets used for coal-burning operations as well as the other asset lives were extended and depreciation expense for the year ended Dec. 31, 2019 decreased by approximately $8 million.

The useful lives may be revised or extended in compliance with the Corporation's accounting policies, dependent upon future operating decisions and events.

Centralia
During the third quarter of 2019, the Corporation adjusted the Centralia mine decommissioning and restoration provision as management no longer believes that the fine coal recovery and reclamation work will be completed as originally proposed. The Corporation's current best estimate of the decommissioning and restoration provision increased by $141 million. Since the Centralia mine is no longer operating and reached the end of its useful life in 2006, this adjustment results in the immediate recognition of the full $141 million, through asset impairment charges in net earnings.

TransAlta estimates that the undiscounted amount of cash flow required to settle this additional obligation is approximately $222 million, which will be incurred between 2021 and 2035. The provision may be revised in compliance with the Corporation's accounting policies, dependent upon future operating decisions and as more information becomes available.

B. Comparative Figures

Certain comparative figures have been reclassified to conform to the current period’s presentation. These reclassifications did not impact previously reported net earnings.